Exhibit 99.1

RFM News Release

                         Contact:

                         Buddy Barnes

                         Chief Financial Officer

                         RF Monolithics, Inc.

                         972-448-3789

                         bbarnes@rfm.com

RF MONOLITHICS STOCKHOLDERS

APPROVE MERGER AGREEMENT

Dallas – June 29, 2012 – RF Monolithics, Inc. (NASDAQ: RFMI) (“RFM” or the “Company”) today announced that its stockholders have voted to approve the proposed merger with an affiliate of Murata Electronics North America, Inc.

The merger was approved by approximately 96.8% of the Company’s shares of common stock that were voted, in person or by proxy, at the special meeting.

Upon consummation of the merger, RFM stockholders will receive $1.78 in cash for each share of RFM common stock. The transaction is expected to close on or around July 1, 2012.

Shortly after the closing of the merger, stockholders of record will receive a letter of transmittal and instructions on how to submit their certificates representing RFM common stock in exchange for the merger consideration. Each stockholder should wait to receive such documents before attempting to transmit any certificates.

About RFM

RF Monolithics, Inc., headquartered in Dallas, Texas, is a provider of solutions-driven, technology-enabled wireless connectivity for a broad range of wireless applications—from individual standard and custom components to modules for comprehensive industrial wireless sensor networks and machine-to-machine (M2M) technology. For more information on RF Monolithics, Inc., please visit the Company’s website at www.RFM.com.

Forward-Looking Statements

Certain statements contained herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “targets,” “will,” or similar expressions. Forward-looking statements involve assumptions, estimates, expectations, forecasts, goals, projections, risks and uncertainties. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by such forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict. Such risks and uncertainties include, but are not limited to, any conditions imposed in connection with the merger, the satisfaction of various conditions to the closing of the merger contemplated by the Agreement and Plan of Merger, dated April 12, 2012 (as it may be amended from time to time, the “Merger

Agreement”), among the Company, Murata Electronics North America, Inc. and Ryder Acquisition Company, Limited, risks related to economic conditions as they relate to the Company’s customer base, the collection of receivables from the Company’s customers who may be affected by economic conditions, the highly competitive market in which the Company operates, rapid changes in technologies that may displace products sold by the Company, declining prices of products, the Company’s reliance on distributors, delays in product development efforts, uncertainty in consumer acceptance of the Company’s products, changes in the Company’s level of sales or profitability, manufacturing and sourcing risks, availability of materials, cost of components for the Company’s products, product defects and returns, and other factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2011 filed with the Securities and Exchange Commission (the “SEC”), and in all filings made by the Company with the SEC subsequent to the filing of the Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained herein. Each forward-looking statement speaks only as of the date of the particular statement and the Company does not undertake any obligation to update or revise such forward-looking statements, whether as a result of new information, future events or otherwise.